SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the

                                          Securities Exchange Act of 1934





                     Date of Report (Date of earliest event reported):




December 15, 1995                                            December 15, 1995
-----------------                                            -----------------





                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

             (Exact name of Registrant as specified in its charter)



California                    33-23781                       95-1060502
----------                    --------                       ----------
(State                        (Commission File               (IRS Employer
or other                      Number)                        Identification
jurisdiction of                                              No.)
incorporation)


1150 South Olive Street
Los Angeles, California                                (90015)
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (213) 742-4000




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Item 5.           Other Events


   On December 15, 1995, the Registrant, as servicer of the trust fund (the "Trust Fund") created under the Pooling and Servicing Agreement (the "Agreement") dated as of May 22, 1989 between Registrant and Security Pacific National Trust Company (New York), as trustee, made a monthly distribution of principal and interest from the Trust Fund to the holders of Registrant's Senior Commercial Mortgage Pass-Through Certificates,
Series 1989-1.

Registrant hereby files the attached Distribution Date Statement, dated December 15, 1995, prepared by Registrant and sent to the Trustee as required by Section 4.01(i) of the Agreement.


Item 7.           Financial Statements and Exhibits

         The following exhibit is filed as part of this report:

         Number            Exhibit

         1. Distribution Date Statement (for the December 15, 1995 distribution to Senior Certificateholders) dated December 15, 1995.




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                                                 S I G N A T U R E


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



                                                     By  Alan T. Cummingham
                                                         Alan T. Cunningham
                                                         Vice President and
                                                        Deputy General Counsel


December 19, 1995

                                                 S I G N A T U R E


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY



                                                     By   Alan T. Cunningham
                                                          Alan T. Cunningham
                                                          Vice President and
                                                        Deputy General Counsel


December 19, 1995




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